Exhibit 10.4

                           GENERAL SECURITY AGREEMENT

      THIS AGREEMENT dated as of the 26th day of June, 2000

B E T W E E N:

                         EIEIHOME.COM INC. a corporation
                         incorporated
                         under the laws of Ontario

                        (hereinafter called the "Debtor")

                                     - and -

                         EIEIHOME.COM INC. a corporation
                         incorporated
                         under the laws of the State of Delaware

                         (hereinafter called "Delaware")

      NOW THEREFORE in consideration of the sum of $2.00 and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the Debtor hereby agrees with Delaware as follows:

      Definitions.

      "Permitted Encumbrances" means, collectively, the following (individually, a "Permitted Encumbrance"):

     (i)          any and all PMSI's;

     (ii) statutory liens or encumbrances arising in the ordinary course of a Debtor's business to secure obligations which are not overdue or which are being diligently contested in good faith by appropriate proceedings by any Debtor, including:

               (A) liens for taxes, assessments/reassessments, governmental charges or levies and as to which reasonable reserves are being maintained or security is given to the applicable government as may be required by it pursuant to applicable statute;

               (B) liens, provided by statute in favour of carriers, warehousemen, mechanics, materialmen and repairmen;

               (C) pledges or deposits in connection with workers, compensation, employment insurance and other social security legislation;

               (D) rights reserved to or vested in any municipality or governmental or other public authority by the terms of any lease, licence, grant or permit, or by any statutory provision, to terminate the same or to require annual or other periodic payments as a condition to the continuance thereof;

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      "PMSI" means and includes any mortgage, hypothecation, charge, security interest, vendor's privilege, vendor's lien or any other encumbrance (including but not limited to a purchase money mortgage, conditional sale or other title retention agreement, capitalized lease or other deferred payment contract) that in the ordinary course of a Debtor's business is given to, taken or reserved by, the seller or lessor of such property or assets, who is at arm's length to the Debtor or otherwise assumed or entered into, in each case to secure a Purchase Money Obligation (defined below) or that arises by operation of law after the date hereof, (the "PMSI Security"), where:

               (A) the principal amount secured by such PMSI Security is not in excess of 100% of the cost to the Debtor of the property or assets encumbered thereby; and

               (B) the PMSI Security only extends to the specific property or assets so acquired or leased by a Debtor (and proceeds derived therefrom); and

               (C) the PMSI Security attaches and is perfected against the property or assets encumbered thereby in a proper and timely manner so as to maintain its priority in accordance with any applicable legislation including, without limitation, the provisions of the Personal Property Security Act (Ontario); and

               (D) the PMSI Security is created or assumed substantially contemporaneously with, or within 90 days after, the acquisition or leasing by a Debtor of the applicable property or assets.

      "Purchase Money Obligation" means any liability created, incurred or assumed to provide funds to pay, otherwise satisfy or to finance payment of, the whole or any part of the unpaid portion of the purchase price of any property or assets acquired or leased by a Debtor after the date of this agreement, provided that such liability is assumed, created or incurred substantially contemporaneously with, or within a period of 90 days next following, such acquisition or leasing of such property or assets and includes extensions, renewals or refinancing of such liability so long as the principal amount thereof outstanding on the date of such extension, renewal or refinancing is not increased.

      "Security Interest" means, collectively, the security interests, assignments, mortgages and charges of or in the Collateral granted pursuant to this agreement.

1.    Grant of Security Interest.

(a) As general and continuing security for the payment and performance of the Obligations (as herein defined) and subject to Permitted Encumbrances and to the exception as to leaseholds hereinafter contained, the Debtor hereby grants to Delaware a continuing security interest in all of the Debtor's property, assets and undertaking of any kind or nature, now owned or hereafter acquired including, without limitation, the following described property (hereinafter collectively called the "Collateral"):

     (i) Accounts: all debts, demands, amounts, accounts, claims, monies and choses in action which now are or which may at any time hereafter be due or owing to or owned by the Debtor, and also all securities, bills, notes and other documents now held or owned or which may be hereafter taken, held or owned by the Debtor or anyone on behalf of the Debtor in respect of the said debts, claims, monies and choses in action or any part thereof, and also all books and papers recording, evidencing or relating to said debts, accounts, claims, monies and choses in action or any part thereof (all of the foregoing being hereinafter called the "accounts"),

     (ii) Inventory: all inventory of whatever kind and wherever situated now owned or hereafter acquired or reacquired by the Debtor including all goods, merchandise, raw materials, goods in process, finished goods and other tangible personal property held for sale, resale or lease or to be leased or furnished or to be furnished under contracts for service or used or consumed in the business of the Debtor (all of the foregoing being hereinafter called the "inventory"),

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     (iii) Equipment: all machinery, equipment, goods and other tangible personal property (including vehicles) now owned or hereafter acquired or reacquired by the Debtor and not included in subparagraphs 1(a)(i) and 1(a)(ii) above (all of the foregoing being hereinafter called the "equipment"),

     (iv) Personal Property: all chattel paper, documents of title, goods, instruments, intangibles, money and securities including, fixtures other than building materials that have been affixed to real property, now owned or hereafter acquired by the Debtor,

     (v) Intangibles: all intangible property, other than trademarks, now owned or hereafter acquired or reacquired by the Debtor and not included in subparagraph 1(a)(i) above, all contractual rights, goodwill, patents, copyrights and other industrial property (all of the foregoing being hereinafter called the "intangibles"),

     (vi) Leases: all of the Debtor's right and interest in and to all leases, leasehold interests, tenancies and rights of occupation or possession of real estate or personal property now owned or hereafter held and owned by the Debtor, including all such rights and interests in respect of which the Debtor is landlord or lessor together with the benefit of the covenants, agreements, privileges and rights of the Debtor pertaining to such interests,

     (vii) Trademarks: all trademarks both at common law and registered pursuant to any applicable legislation now owned or hereafter acquired or reacquired by the Debtor,

    (viii) Proceeds: all personal property in any form or fixtures derived directly or indirectly from any dealing with the Collateral or proceeds therefrom, and includes any payment representing indemnity or compensation for loss of or damage to the Collateral or proceeds therefrom.

(b) For greater certainty and without limitation, the Collateral includes the following property:

     (i) any software products in both object and source code form, and all related documentation and information in tangible form including program listings, worksheets, manuals, packaging and notes;

     (ii) all enhancements, additions, accessions or replacements to or of any of the foregoing including all subsequent releases of the software products described above and any other software products into which the software products described herein are incorporated;

     (iii) all intellectual property rights in the software products described herein including all registered and unregistered copyrights;

     (iv) all media, whether in electronic, magnetic or other form, upon which the software products described herein are recorded;

     (v) all customer lists, contracts, sales reports and customer records with respect to the software products described herein and the users thereof; and

(c) For greater certainty, the Security Interest created hereby with respect to all of the Collateral save and except for the interest in trademarks referred to in section 1(a)(vii) hereof, shall be operative as a present, attached, fixed and specific assignment, mortgage and charge of and Security Interest in any and all of the Collateral now owned by the Debtor and, with respect to any and all of the Collateral acquired by the Debtor after the date hereof, shall be operative as a present, specific assignment, mortgage and charge of and security interest in such Collateral which shall attach as a fixed and specific mortgage and charge of and security interest in such Collateral as of the moment the Debtor acquires any rights or interests therein.

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      The Security Interest created hereby in the trademarks referred to in section 1(a)(vii) hereof shall be interpreted and construed as a floating charge and the Debtor shall have the right to deal with that aspect of the Collateral without the consent of Delaware in the ordinary course of its business. The Security Interest created hereby with respect to all of the Collateral save and except the interest in trademarks referred to in section 1(a)(vii) shall not be interpreted or construed as a floating charge and the Debtor's rights to deal with the Collateral without the consent of Delaware are restricted to those rights specified in paragraph 11 hereof.

(d) The Security Interest granted hereby shall not extend to or apply to, and the Collateral shall not include, the last day of the term of any lease or agreement therefor but upon the enforcement of the Security Interest granted hereby, the Debtor shall stand possessed of the last day in trust to assign the same to any person acquiring such interest of the Debtor.

(e) To the extent that the creation of a Security Interest would constitute a breach or cause the acceleration of any agreement, right, license or permit to which the Debtor is a party, the Security Interest created hereby shall not attach thereto but the Debtor shall hold its interest therein in trust for Delaware and shall assign such agreement, right, license or permit to Delaware forthwith upon obtaining the consent of the other party thereto.

2. Obligations Secured. "Obligations" means for the purposes of this agreement the, all obligations, if any, owed by the Debtor to Delaware, from time to time, whether matured or unmatured, contingent or certain, known or unknow..

3. Attachment. The parties acknowledge that value has been given; the Debtor represents to Delaware that it has (or in the case of property acquired subsequently, will have) rights in the Collateral. The parties have not agreed to postpone the time for attachment of the Security Interest created hereby. The parties intend the Security Interest in hereafter acquired Collateral to attach at the same time as the Debtor acquires rights in such after acquired Collateral.

4. Partial Discharges. On any sale or other form of disposition by a Debtor of any property or assets included in the Collateral, Delaware shall, without undue delay following the giving to Delaware by such Debtor of its written request (that includes reasonable details of such proposed disposition), execute and deliver such partial discharges and other documents that is/are reasonably required to permit the Debtor to carry out such disposition free and clear of the Security Interest to the extent it attaches to or encumbers the property or assets to be so sold, provided that:

     (a) such sale does not constitute an Event of Default and no Event of Default has occurred that has not been waived by Delaware.

     (b) the purchaser is not a Debtor and deals with the Debtor effecting such sale at arm's length (as construed for purposes of the Income Tax Act (Canada); and

     (c) the sale is a bona fide transaction for valuable consideration made in the ordinary course of the Debtor's business; and

     (d) the Debtor shall pay all reasonable costs of Delaware incurred in connection therewith.

5. Representations and Warranties of Debtor. The Debtor hereby represents, warrants and so long as this agreement remains in effect shall be deemed to continuously represent and warrant that:

     (a) The Debtor is, or, as to Collateral acquired after the date hereof will be the owner of the Collateral, free from any adverse lien, security interest or encumbrance, (hereinafter collectively called "Encumbrances") save for the Security Interest and the Permitted Encumbrances.

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     (b)   The Debtor's chief executive office and the location of the office where it keeps its records respecting the accounts, is that given in Schedule "A" hereto and all other places of business of the Debtor are listed in Schedule "A" hereto. If the Debtor changes its principal place of business, or the location of the inventory or equipment, or the location of the office where it keeps its records respecting the accounts, or acquires other places of business, it will promptly notify Delaware.

     (c) The Collateral does not include any goods which are used or acquired by the Debtor for use primarily for personal, family or household purposes.

6. Covenants of Debtor. So long as this agreement remains in effect the Debtor covenants and agrees as follows:

     (a) Encumbrance. The Debtor shall defend the Collateral against the claims and demands of all other parties claiming the same or an interest therein and shall keep the Collateral free from all Encumbrances ranking in priority to or pari passu with the Security Interest, save for the Permitted Encumbrances;

     (b) Disposition of Collateral. The Debtor shall not sell, exchange, transfer, assign, lease or otherwise dispose of Collateral or any interest therein out of the ordinary course of business as presently conducted without the prior written consent of Delaware; provided always that, until default, Debtor may use monies available to Debtor;

     (c) Notification. The Debtor shall promptly notify Delaware of the occurrence of such of the following as would reasonably be likely to have a material adverse effect on the Collateral or the ability of Delaware to exercise his rights hereunder:

          (i)   any change in any information provided in this agreement;

          (ii) any actual or potential claim affecting the Debtor, the Collateral or the Security Interest created hereby;

          (iii) any loss or damage to the Collateral;

          (iv) any default by any account debtor in payment or other performance of its obligations with respect to Collateral; and

          (v)   the return to or repossession by the Debtor of Collateral.

     (d) Condition of Collateral. The Debtor shall keep the Collateral in good order, and condition and repair as reasonably required for the conduct of the business and shall not use Collateral in violation of the provisions of this agreement or any other agreement relating to Collateral or any policy insuring Collateral or any applicable statute, law, by-law, rule, regulation or ordinance.

     (e) Delivery of Information. From and after Default, the Debtor shall from time to time forthwith on request furnish to Delaware in writing all information requested relating to the Collateral and Delaware shall be entitled from time to time to inspect the Collateral and to take temporary custody of and make copies of all documents relating to accounts and for such purposes Delaware shall have access during normal business hours to all premises occupied by the Debtor or where the Collateral or any of it may be found.

     (f) Further Assurances. The Debtor shall from time to time forthwith on Delaware's request do, make and execute all such financing statements, further assignments, documents, acts, matters and things as may be required by Delaware of or with respect to the Collateral or any part thereof or as

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            may be required to give effect to these presents, and after Default the Debtor hereby constitutes and appoints any person designated by Delaware, or any receiver appointed by the Court or Delaware as hereafter set out, the true and lawful attorney of the Debtor irrevocably with full power of substitution to do, make and execute all such assignments, documents, acts, matters or things with the right to use the name of the Debtor whenever and wherever it may be deemed necessary or expedient.

     (g) Taxes The Debtor shall pay all taxes, rates, levies, assessments and other charges of every nature which may be lawfully levied, assessed or imposed against or in respect of Debtor or Collateral as and when the same become due and payable;

     (h) Insurance. The Debtor shall keep the inventory and equipment insured against loss by fire and such other risks as is customary in the Debtor's industry and will pay all premiums in connection with such insurance. After Default, all policies of insurance and the proceeds thereof will be held in trust by the Debtor for the benefit of Delaware as his interest therein may then be under the provisions of this agreement. If the Debtor neglects to provide such insurance, Delaware may obtain the same and charge the premiums therefor to the Debtor, together with interest at the rate currently charged to the Debtor under its obligations to Delaware at the date of payment of the premium by Delaware.

     (i) Accessions. The Debtor shall prevent Collateral, save Inventory sold or leased as permitted hereby, from being or becoming an accession to other property not covered by this agreement;

     (j) Conduct of Business. The Debtor shall carry on and conduct the business of Debtor in a proper and efficient manner and so as to protect and preserve the Collateral and to keep, in accordance with generally accepted accounting principles, consistently applied, proper books of account for Debtor's business as well as accurate and complete records concerning Collateral.

     (k) Re-organization. The Debtor shall not, without the prior written consent of Delaware take any step to implement any reorganization of Debtor, or any consolidation, merger or amalgamation of Debtor with any corporation or any dissolution or winding-up of Debtor except that the Debtor or any one or more or all of the corporations comprising the Debtor may amalgamate.

     (l) Change of Location. The Debtor shall not move the Collateral from the address or addresses specified in Schedule "A" hereto (other than in connection with sales of inventory or otherwise in the ordinary course of its business) or change the location of its chief executive office without giving notice of such change to Delaware; provided that in the event that if the Debtor proposes to move the Collateral or the location of the Debtor's chief executive office outside the Province of Ontario then the Debtor will require the prior written consent of Delaware.

7. Events of Default. Each of the following events shall constitute a default:

     (a) the non-payment when due, whether by acceleration or otherwise, of any principal or interest or other amount forming part of the Obligations or the failure of the Debtor to observe or perform any obligation, covenant, term, provision or condition contained in the this Security Agreement;

     (b) the bankruptcy or insolvency of the Debtor; the filing against the Debtor of a petition in bankruptcy; an authorized assignment by the Debtor for the benefit of creditors; the appointment of a receiver or trustee for the Debtor or for any of its assets; or the institution by or against the Debtor of any other type of insolvency proceeding under the Bankruptcy Act (Canada) or otherwise which is not, in each case, being vigorously contested;

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     (c)   the institution of any proceeding for the dissolution or liquidation of, settlement of claims against or winding up of the affairs of, the Debtor;

     (d)   if any Encumbrance becomes enforceable against the Collateral;

     (e) if the Debtor ceases or threatens to cease to carry on business or makes or agrees to make a bulk sale of assets without complying with applicable law or commits or threatens to commit an act of bankruptcy;

     (f) if any execution or other process of any court becomes enforceable against the Debtor or if a distress or analogous process is levied upon assets of the Debtor for an amount in excess of $10,000;

     (g) if any representation or warranty contained in this Security Agreement proves to have been false in any material respect at the time as of which the facts therein set forth were stated or certified, or proves to have omitted any substantial contingent or unliquidated liability or claim against Debtor;

     (h) if Delaware in good faith believes and has commercially reasonable grounds to believe that the prospect of payment or performance of any obligation is or is about to be impaired or that any material part(s) of the Collateral is or is about to be placed in jeopardy,

(all of the foregoing being referred to as "Events of Default" or "Default").

8. Consequences of Default. Upon the occurrence of any of the Events of Default the Security Interest hereby granted shall become immediately enforceable and Delaware shall have the following rights and remedies available at law or equity:

     (a)   The security hereby granted shall become immediately enforceable.

     (b) The Debtor will forthwith upon demand assemble and deliver to Delaware possession of all of the Collateral at such place as may be specified by Delaware.

     (c) Delaware shall, in addition to the rights and remedies specifically provided herein, have the rights and remedies of a secured party under the PPSA, and:

          (i) Delaware may, in addition to any other rights, appoint by instrument in writing a receiver and/or a receiver and manager (hereinafter referred to as the "Receiver") of all or any part of the Collateral and remove or replace such Receiver from time to time or may institute proceedings in any court of competent jurisdiction for the appointment of such a Receiver. Where Delaware is referred to in this agreement the term shall, where the context permits, include any Receiver so appointed and the officers, employees, servants or agents of such Receiver.

          (ii) At his option, Delaware may take such steps as he considers necessary or desirable to enter into or obtain possession of all or any part of the Collateral, including proceedings in any court of competent jurisdiction, and to that end the Debtor agrees that Delaware may by his servants, agents or Receiver at any time during the day or night enter upon lands and premises, and if necessary break into houses, buildings and enclosures wheresoever and whatsoever where the Collateral may be found for the purpose of taking possession of or removing the Collateral or any part thereof.

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          (iii) Delaware may seize, collect, realize, sell, borrow money on the security of, release to third parties or otherwise deal with the Collateral or any part thereof in such manner, upon such terms and conditions and at such time or times as may seem to it advisable and without notice to the Debtor (except as otherwise required by any applicable law), and may charge on its own behalf and pay to others reasonable sums for expenses incurred and for services rendered (expressly including legal advices and services, and receivers and accounting fees) in or in connection with seizing, collecting, realizing, borrowing on the security of, selling or obtaining payment of the Collateral, and may add the amount of such sums to the indebtedness of the Debtor and all such sums shall be secured hereby.

          (iv) At his option Delaware may elect to retain all or any part of the Collateral in satisfaction of the obligations to him of the Debtor.

     (d) Delaware shall not be liable or accountable for any failure or delay in seizing, collecting, realizing, selling or obtaining payment of the Collateral or any part thereof and shall not be bound to institute proceedings for the purpose of seizing, collecting, realizing or obtaining possession or payment of the same or for the purpose of preserving any rights of Delaware, the Debtor or any other person, firm or corporation in respect of same.

      (e) Delaware may grant extensions of time and other indulgences, take and give up securities, accept compositions, grant releases and discharges, release any part of the Collateral to third parties and otherwise deal with the Debtor, debtors of the Debtor, sureties and others and with the Collateral and other securities as Delaware may see fit without prejudice to the liability of the Debtor or Delaware's right to hold and realize the Collateral.

      (f) All monies collected or received by Delaware in respect of the Collateral may be applied on account of the Obligations in such manner as Delaware deems best or may be held unappropriated in a Collateral account or in the discretion of Delaware may be released to the Debtor, all without prejudice to Delaware's claims upon the Debtor.

      (g) In the event of Delaware taking possession of the Collateral or any part thereof in accordance with the provisions of this agreement, Delaware shall have the right to maintain the same upon the premises on which the Collateral may then be situate, and for the purpose of such maintaining shall be entitled to the free use and enjoyment of all necessary buildings, premises, housing, stabling shelter and accommodation for the proper maintaining, housing and protection of the Collateral, and for its servant or servants, assistant or assistants, and the Debtor covenants and agrees to provide the same without cost or expense to Delaware until such time as Delaware shall determine in its discretion to remove, sell or otherwise dispose of the said Collateral so taken possession of by it as aforesaid.

      (h) To facilitate the realization of the Collateral Delaware may carry on or concur in the carrying on of all or any part of the business of the Debtor and may to the exclusion of all others, including the Debtor, enter upon, occupy and use all or any of the premises, buildings, plant and undertaking of or occupied or used by the Debtor and use all or any of the tools, machinery and equipment of the Debtor for such time as Delaware sees fit, free of charge, to manufacture or complete the manufacture of any inventory and to pack and ship the finished product, and Delaware shall not be liable to the Debtor for any neglect in so doing or in respect of any rent, charges, depreciation or damages in connection with such actions.

      (i) Delaware may, if it deems it necessary for the proper realization of all or any part of the Collateral, pay any encumbrance, lien, claim or charge that may exist or be threatened against the same and in every such case the amounts so paid together with costs, charges and expenses incurred in connection therewith shall be added to the obligations of the Debtor to Delaware as hereby secured, and shall bear interest at the rate currently charged to the Debtor under its obligations to Delaware at the date of payment thereof by Delaware.

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      (j)   The Debtor shall remain liable to Delaware for payment of any deficiency after realization of the Collateral.

      (k) If after all the expenses of Delaware in connection with the preservation and realization of the Collateral as above described shall have been satisfied and all obligations, including contingent obligations, indebtedness and liabilities of the Debtor to Delaware shall have been satisfied and paid in full together with interest, any balance of monies in the hands of Delaware arising out of the realization of the Collateral, shall be paid to any person entitled to receive payment under section 64 of the PPSA.

      (l) The Debtor agrees that it shall be commercially reasonable for Delaware to dispose of Collateral by private sale or public sale. If Collateral is disposed of by public sale, the sale may be held following advertisement in the newspaper having general circulation in the locations of the Collateral to be sold at least seven (7) days prior to such sale, and Delaware may (but is not obliged to) establish a reserve bid in respect of all or any portion of the Collateral. The Collateral may be disposed of in whole or in part, for cash or credit, or part cash and part credit. The purchaser or lessee of any Collateral may be an investee of Delaware.

9. Powers of Receiver. Any Receiver appointed by instrument in writing pursuant hereto shall, in addition to any rights and powers granted hereby, be vested with such other discretions and powers as may be granted in the instrument of appointment and any supplement thereto.

      The Debtor shall be solely responsible for the Receiver's acts and faults and for the Receiver's remuneration.

10. Dealing with Collateral by the Debtor. Until the occurrence of an Event of Default the Debtor may sell its Inventory and collect its Accounts and otherwise deal with the Collateral in the ordinary course of its business without any requirement for the consent of Delaware. Notwithstanding the foregoing, after the occurrence of an Event of Default Delaware may notify any person obligated to the Debtor in respect of an Account, Chattel Paper or an Instrument of the existence of the Security Interest and, after the occurrence of an Event of Default, direct that such persons make payment to Delaware of all such present and future amounts due or to become due.

11.   General Provisions.

      (a) Entire Agreement. Save as specifically agreed between the parties in writing and as hereinafter set out, this agreement, including any schedules attached hereto, the Purchase Agreement and any other agreement or document entered into pursuant to the Purchase Agreement (other than any shareholders' agreement with respect to the Debtor), constitutes the entire agreement between the parties as regards the granting of security and the rights and liabilities of the parties and there are no other representations, collateral agreements or conditions in respect of the Collateral. This agreement is in addition to and not in substitution for any other agreement between the parties creating a Security Interest in all or part of the Collateral, and whether heretofore or hereafter made, and the terms of such other agreement or agreements shall be deemed to be continued unless expressly provided to the contrary in writing and signed by the parties.


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      (b)   Notice. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall only be effectively given if sent by prepaid registered or certified mail, facsimile or delivered:

                        To:   Delaware


                              Attention:
                              Facsimile:


                        To:   the Debtor


                              Attention:
                              Facsimile:

or to such other address or facsimile number of a party as it shall specify by notice to the other party pursuant to this section.

Any such communication given by mail will be deemed to have been received on the 5th Business Day after the date of mailing, or if by facsimile it shall be deemed to be given and received on the day transmitted, provided that such transmission occurs prior to 4:00 p.m. on a Business Day otherwise it will be deemed to have been received on the next following Business Day after transmission, provided further that printed or electronically stored confirmation of error-free completion and delivery of transmission is produced by the transmitting facsimile machine, and if delivered it shall be deemed to have been received on the date of delivery. If the person giving any such communication knows or ought reasonably to know of any difficulties with the postal system which might affect the delivery of mail, any such Communication shall not be mailed but shall be given by personal delivery or by telex or telecopier transmittal.

      (c) Information. The Debtor expressly authorizes Delaware to provide any and all statements, copies, information and the like as may be requested by any person from Delaware pursuant to the provisions of the PPSA.

      (d) Headings. The headings of the paragraphs hereof are inserted for convenience of reference only and shall not affect the interpretation or construction of this agreement.

      (e) Governing Law. This agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein. Reference to the governing statute shall be, where the context permits, to the PPSA, as amended from time to time. To the extent that they are not inconsistent herewith, the definitions contained in the PPSA shall govern the interpretation of this agreement.

      (f) Successors and Assigns. This agreement and everything herein contained shall extend to and bind and may be taken advantage of by the respective successors and assigns, as the case may be, of each and every of the parties hereto, and where there is more than one debtor or there is a female party or a corporation, the provisions hereof shall be read with all grammatical changes thereby rendered necessary and where there is more than one debtor all covenants shall be deemed to be joint and several.

      (g) Amalgamation of Debtor. Without prejudice to any restrictions contained in this agreement, or otherwise, if the Debtor amalgamates with any one or more or all of the corporations comprising the Debtor as contemplated in section 7(g) or with any other corporation or corporations, this agreement shall continue in full force and effect and shall be binding upon the amalgamated corporation, and for greater certainty:

            (i) the Security Interest shall continue to secure all Obligations;

            (ii) the Security Interest shall: (1) continue to attach to all property and assets of the Debtor; (2) attach to all property and assets of each of the other amalgamating corporations; and (3) attach to all property and assets of the amalgamated corporation acquired on and after the amalgamation; and the term "Collateral" shall include all such property and assets of the Debtor, the other amalgamating corporations and the amalgamated corporation;

            (iii) all defined terms and other provisions of this agreement shall be deemed to have been amended to reflect such amalgamation, to the extent required by the context; and

            (iv) the Debtor agrees to execute and deliver or cause to be executed and delivered all such further documents, security and assurances as may be necessary or desirable in the opinion of Delaware, acting reasonably in connection with the foregoing.

      (h) Execution in Counterparts. This agreement may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument.

      (i) Conflict. In the case of any conflict in the terms and conditions of the Purchase Agreement and the terms and conditions contained herein, the terms and conditions of the Purchase Agreement shall prevail.

      (j) Severability. If any provisions of this security agreement shall be deemed invalid or void, in whole or in part, by any court of competent jurisdiction, the remaining terms and provisions of this security agreement shall remain in full force and effect.

      (k) Copy of Agreement. The Debtor hereby acknowledges receipt of a true copy of this agreement.

      IN WITNESS WHEREOF the Debtor has executed this agreement on the date first above written.

                                    EIEIHOME.COM INC. (Ontario)


                                    By: /s/ Paul Dutton
                                        ---------------


                                    EIEIHOME.COM INC. (Delaware)


                                    By: /s/ David O'Kell
                                        ----------------

                                    SCHEDULE "A"

DEBTOR'S CHIEF EXECUTIVE OFFICE ADDRESS:

590 King Street West, Suite 403, Toronto, M5V 1M3


DEBTOR'S OTHER PLACES OF BUSINESS:

590 King Street West, Suite 403, Toronto, M5V 1M3